UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported)
                                 August 18, 2004

                            NTN Communications, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-11460                   31-1103425
(State or other jurisdiction  (Commission File Number)         (IRS Employer
   of incorporation)                                         Identification No.)

5966 La Place Court, Carlsbad, California                          92008
(Address of principal executive offices)                         (Zip Code)

                                 (760) 438-7400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

================================================================================

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Item 4.01.  Changes in Registrant's Certifying Accountant

     Effective August 18, 2004, NTN Communications, Inc. ("NTN") dismissed KPMG LLP ("KPMG"), which had previously served as NTN's independent accountants, and engaged Haskell & White, LLP ("H&W") as its new independent accountants. The Audit Committee of NTN's Board of Directors recommended that NTN change audit firms, directed the process of review of candidate firms to replace KPMG and made the final decision to engage H&W. The primary reason for this decision was one of economics.

     The reports of KPMG on the financial statements of NTN for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits of NTN for the two most recent fiscal years and through August 18, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the financial statements for such years.

     NTN has furnished to KPMG the  statements  made in this Item 4. Attached as
Exhibit 16.1 to this Form 8-K is KPMG's letter to the Commission, dated August 20, 2004, regarding these statements.

     During the two most recent fiscal years and through August 18, 2004, NTN has not consulted with H&W on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NTN's financial statements, in each case where a written report was provided or oral advice was provided that H&W concluded was an important factor considered by NTN in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S- K.

Item 9.01.  Financial Statements and Exhibits

     (c) Exhibits.

   Exhibit                                       Description
   Number
------------- ------------------------------------------------------------------
    16.1 Letter, dated August 20, 2004, from KPMG to the Securities and Exchange Commission regarding change in certifying accountant of NTN.
                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NTN COMMUNICATIONS, INC.


August 23, 2004                          /s/ James B. Frakes
                                         -------------------------------------
                                             James B. Frakes
                                             Chief Financial Officer

                                        3

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                                  EXHIBIT INDEX

  Exhibit
  Number                                 Description
---------- ---------------------------------------------------------------------
  16.1 Letter, dated August 20, 2004, from KPMG to the Securities and Exchange Commission regarding change in certifying accountant of NTN.